June 20, 2003


Dear Stockholder:

         You are cordially invited to attend a special meeting of stockholders of Bridge Street Financial, Inc. the holding company for Oswego County National Bank, which will be held on July 24, 2003 at 4:00 p.m., Eastern Time, at the Econo Lodge, 70 East First Street, Oswego, New York 13126.

         Stockholders are being asked to consider and vote upon proposals to approve our 2003 Stock Option Plan and 2003 Recognition and Retention Plan. The Board of Directors has carefully considered both of these proposals and believes that approval of these plans will enhance our ability to recruit and retain quality directors, management and employees. We believe that stock-based compensation is essential in linking the interests of directors, officers and employees directly to the interest of our stockholders. Accordingly, your Board of Directors unanimously recommends you vote "FOR" both of these proposals.

         The attached Notice of Special Meeting of Stockholders and Proxy Statement further describe the business to be transacted at the special meeting. Directors and officers of Bridge Street Financial will be present at the meeting to respond to appropriate questions.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. PLEASE VOTE AS SOON AS POSSIBLE -- this will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE SPECIAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

         Your Board of Directors and the employees of Bridge Street Financial and Oswego County National Bank are committed to the success of Bridge Street Financial and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                         Sincerely yours,


                                         /s/ Gregory J. Kreis
                                         --------------------------------
                                         Gregory J. Kreis
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER


           IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT 315-343-4100.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 24, 2003

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Bridge Street Financial will be held at the Econo Lodge, 70 East First Street, Oswego, New York 13126 on July 24, 2003 at 4:00 p.m., Eastern Time, to consider and vote upon the following matters:

         1.      Approval of the Bridge Street Financial, Inc. 2003 Stock Option
                 Plan;
         2. Approval of the Bridge Street Financial, Inc. 2003 Recognition and Retention Plan; and
         3. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the special meeting as may properly come before the special meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the special meeting. Please note that at this time we are not aware of any such business.

         In accordance with the bylaws of Bridge Street Financial, no business shall be transacted and no corporate action shall be taken at the special meeting other than that stated in this Notice of Special Meeting.

         The Board of Directors has fixed May 30, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof.

                                         By Order of the Board of Directors,



                                         /s/ Gregory J. Kreis
                                         --------------------------------
                                         Gregory J. Kreis
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

Oswego, New York
June 20, 2003

                          BRIDGE STREET FINANCIAL, INC.
                              44 EAST BRIDGE STREET
                             OSWEGO, NEW YORK 13126
                                 (315) 343-4100

                             PROXY STATEMENT FOR THE
                         SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JULY 24, 2003


                               GENERAL INFORMATION

GENERAL

         The Bridge Street Financial Board of Directors is using this proxy statement and accompanying proxy card to solicit proxies from the holders of Bridge Street Financial's issued and outstanding common stock, par value $.01 per share, as of the close of business on May 30, 2003, for use at our upcoming special meeting. The special meeting of stockholders of Bridge Street Financial will be held on July 24, 2003 at the Econo Lodge, 70 East First Street, Oswego, New York 13126 at 4:00 p.m., Eastern Time and at any adjournment or postponement thereof. This proxy statement, together with the enclosed proxy card, is first being mailed to stockholders on or about June 20, 2003.

         Bridge Street Financial is a Delaware corporation, incorporated in November 2002 in connection with the conversion of Oswego County MHC to stock form and the conversion of Oswego County Savings Bank to a national bank. Bridge Street Financial is the successor to the bank's former holding company, Oswego County Bancorp, Inc. Bridge Street Financial is registered as a bank holding company and owns all of the capital stock of Oswego County National Bank. As used in this proxy statement, "we", "us" and "our" refer to Bridge Street Financial and/or its subsidiaries, depending on the context. The term "special meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

         The purpose of the special meeting is to consider and vote upon our proposed 2003 Stock Option Plan and proposed 2003 Recognition and Retention Plan. As indicated in our prospectus dated November 14, 2002, we intended to implement a stock option plan and a recognition and retention plan for our directors, officers and employees after our conversion from the mutual to stock form of organization, which was completed in January of 2003. Given that most of the companies with which we compete for directors and management-level employees are public companies that offer stock options and awards as part of their compensation packages, the Board of Directors of Bridge Street Financial believes that approval of these plans will enhance our ability to recruit and retain quality directors and management.

WHO CAN VOTE

         The Board of Directors has fixed the close of business on May 30, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting. Accordingly, only holders of record of shares of common stock at the close of business on such date will be entitled to vote at the special meeting. On May 30, 2003, there were 2,687,118 shares of common stock issued and outstanding. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of common stock entitled to vote at the special meeting is necessary to constitute a quorum at the meeting.

HOW MANY VOTES YOU HAVE

         Each holder of shares of common stock outstanding on May 30, 2003 will be entitled to one vote for each share held of record at the special meeting. The number of shares you own and may vote is listed at the top of the back of the proxy card.

HOW TO VOTE

         All properly executed proxies received by Bridge Street Financial will be voted in accordance with the instructions marked on the proxy card. IF YOU RETURN AN EXECUTED PROXY CARD WITHOUT MARKING YOUR INSTRUCTIONS, YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE PROPOSALS IDENTIFIED IN THE NOTICE OF SPECIAL MEETING. In accordance with the bylaws of Bridge Street Financial, we will not transact any business or take any corporate action at the special meeting other than that stated in the Notice of Special Meeting.

         If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote personally at the special meeting.

VOTE REQUIRED

         In order to implement each of Proposal 1 and Proposal 2, we must obtain the affirmative vote of the holders of a majority of the shares of our outstanding common stock. Under this voting standard, we must treat an abstention or a failure to vote the same as a vote "AGAINST" a proposal. Shares for which no vote is cast or which the "ABSTAIN" box has been selected on the proxy card, including shares held by a broker who submits a proxy card but fails to cast a vote on Proposals 1 or 2, will be treated the same as a vote "AGAINST" each proposal.

REVOCABILITY OF PROXIES

         You may revoke your grant of proxy at any time before it is voted by:

                 o filing a written revocation of the proxy with the Secretary;

                 o         submitting a signed proxy card bearing a later date;
                           or

                 o attending and voting in person at the special meeting, but you also must file a written revocation with the Secretary of the special meeting prior to the voting.

         We are soliciting proxies only for the special meeting. If you grant us a proxy to vote your shares, the proxy will only be exercised at the special meeting.

SOLICITATION OF PROXIES

The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material, will be borne by Bridge Street Financial. Regular employees of Oswego County National Bank may solicit proxies in person, by mail, or by telephone, but no employee of the bank will receive any compensation for solicitation activities in addition to his or her regular compensation. Expenses may also include the charges and expenses of brokerage houses, nominees, custodians, and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares. Bridge Street Financial also has retained Regan & Associates, a proxy soliciting firm, to assist in the solicitation of proxies at a fee of $4,500 plus reimbursement of reasonable out of pocket expenses.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         Our directors, officers and employees may be granted stock awards under the Bridge Street Financial, Inc. 2003 Stock Option Plan and Bridge Street Financial, Inc. 2003 Recognition and Retention Plan, both of which are being presented for stockholder approval. As a result, our directors, officers and employees have a personal interest in the outcome of the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of May 30, 2003, certain information as to common stock beneficially owned by persons owning in excess of 5% of the outstanding shares of our common stock. We know of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of our common stock as of May 30, 2003. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission and with Bridge Street Financial pursuant to the Securities Exchange Act of 1934, as amended. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock (1) over which he or she has or shares, directly or indirectly, voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after May 30, 2003. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.



                                                                              AMOUNT AND NATURE OF
    TITLE OF CLASS            NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP           PERCENT
    --------------            ------------------------------------            --------------------           -------
     Common Stock,                       Anton V. Schutz                           198,900(1)                 7.4%
    $.01 par value             Mendon Capital Advisors Corporation
                                    1117 Cheese Factory Road
                                     Honeyoe Falls, NY 14472

------------------
(1) As reported by Mendon Capital Advisors Corporation in its capacity as an investment advisor in a Schedule 13G/A dated May 8, 2003, which reported sole voting power with respect to 198,900 shares and sole investment power with respect to 198,900 shares as of May 6, 2003. Mr. Schutz is the President and sole shareholder of Mendon Capital Advisors Corporation.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information about the shares of common stock beneficially owned by each director of Bridge Street Financial, by each named executive officer of Bridge Street Financial identified in the Summary Compensation Table included elsewhere in this proxy statement, and all directors and executive officers of Bridge Street Financial or Bridge Street Financial's wholly-owned subsidiary, Oswego County National Bank, as a group as of May 30, 2003. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated.


                                                                         NUMBER OF SHARES
                    NAME OF BENEFICIAL OWNER(1)                              OWNED(2)           PERCENT OF CLASS(3)
                    ---------------------------                              --------           -------------------
Gregory J. Kreis,
     President and Chief Executive Officer                                 94,569(4)                  3.5%

Bruce P. Frassinelli, Director                                              7,768(5)                   *

Paul J. Heins, Chairman and Director                                       19,542(6)                   *

Richard McKean, Director                                                      882(7)                   *

Paul W. Schneible, Director                                                33,908(8)                  1.3%

Lowell A. Seifter, Director                                                 4,382(9)                   *

Deborah F. Stanley, Director                                               11,898(10)                  *

Gregory H. May,
     Senior Vice President, Retail Sales                                    9,633(11)                  *

All directors and executive officers as a group (12 persons)              289,681(12)                 10.8%

----------

*    Less than 1.00% of common stock outstanding.
(1) The mailing address for each person listed is 44 East Bridge Street, Oswego, New York 13126.
(2) A director or executive officer owning Company common stock in the Bank's 401(k) plan has sole voting power and sole power to sell ("investment power") with respect to such stock. An executive officer owning stock held by the Employee Stock Ownership Plan ("ESOP") has sole voting power with respect to such stock but does not have the investment power with respect to such stock. A director or executive officer who has been awarded a restricted stock award under the Restricted Stock Plan has sole voting power, but no investment power except in limited circumstances, over the common stock covered by the award.
(3) Percentages with respect to each person or group of persons have been calculated on the basis of 2,686,486 shares of common stock, the total number of shares of common stock outstanding as of May 30, 2003, plus shares of common stock which such person or group has the right to acquire within 60 days after May 30, 2003, by the exercise of stock options.
(4) Includes 62,996 shares in the 401(k) plan, 3,906 shares have been allocated under the ESOP, 18,446 shares exercisable within 60 days after May 30, 2003 under the Stock Option Plan and 3,689 unvested shares under the Restricted Stock Plan.
(5) Includes 1,055 shares exercisable within 60 days after May 30, 2003 under the Stock Option Plan and 636 unvested shares under the Restricted Stock Plan.
(6) Includes 1,055 shares exercisable within 60 days after May 30, 2003 under the Stock Option Plan and 636 unvested shares under the Restricted Stock Plan.
(7)  Includes 632 unvested shares under the restricted stock plan.
(8) Includes 1,055 shares exercisable within 60 days after May 30, 2003 under the Stock Option Plan, 636 unvested shares under the Restricted Stock Plan and 3,000 shares held indirectly by Lighthouse Capital Advisors, LLC of which Mr. Schneible is Principal Member and Chief Executive Officer.
(9) Includes 1,055 shares exercisable within 60 days after May 30, 2003 under the Stock Option Plan and 626 unvested shares under the Restricted Stock Plan.
(10) Includes 2,108 shares exercisable within 60 days after May 30, 2003 under the Stock Option Plan, 636 unvested shares under the Restricted Stock Plan and 3,000 shares owned jointly with her spouse.
(11) Includes 1,662 shares in the 401(k) plan, 1,982 shares allocated under the ESOP, 4,617 shares exercisable within 60 days after May 30, 2003 under the Stock Option Plan and 450 unvested shares under the restricted stock plan.
(12) The amount of shares for all directors and executive officers as a group includes 62,600 shares held by the ESOP Trust that have not been allocated to eligible participants as of May 30, 2003, over which Messrs. Kreis and Sunderhaft, as trustees, may be deemed to have sole "investment power," thereby causing each to be deemed a beneficial owner. Messrs. Kreis and Sunderhaft disclaim beneficial ownership of these shares. The individual participants in the ESOP have shared voting power with the ESOP trustees with respect to the unallocated shares held in the ESOP Trust. It also includes any shares exercisable within 60 days after May 30, 2003.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

         MEETING FEES. The Chairman of the Board receives $1,150 per board meeting while the other non-employee directors receive $950 per meeting. A quarterly retainer of $1,500 is also paid to each non-employee director. The outside directors also receive $450 per committee meeting and the Chairs of the Audit Committee and the Personnel and Compensation Committee receive an additional $100 per meeting. Directors receive a fee only for the board and committee meetings that they attend.

         DIRECTORS' DEFERRED COMPENSATION PLAN. Oswego County National Bank maintains a nonqualified deferred compensation plan for directors who may elect to defer all or part of their directors' fees to fund the plan. The plan provides that deferred fees are to be invested in mutual funds, as selected by the individual directors. At December 31, 2002, the value of the amounts credited to this plan aggregated approximately $399,513.

         DIRECTORS' RETIREMENT PLAN. Each director participates in Oswego County National Bank's Directors' Retirement Plan. Under this plan, upon reaching the benefit eligibility date, defined individually for each director, a director becomes entitled to 120 monthly payments, each equal to the projected value of 75% of the highest three-year average of projected monthly fees at retirement. A director fully vests in the plan after 10 years of continued service with Oswego County National Bank, commencing March 14, 2001, or upon a change in control of Oswego County National Bank.

EXECUTIVE COMPENSATION

         The following table provides information about the compensation paid during the fiscal year ended December 31, 2002 to the President and Chief Executive Officer of Oswego County Savings Bank and Oswego National Bank and to the other most highly compensated executive officer whose annual salary and bonus for fiscal 2002 was at least $100,000. We refer to these individuals as "named executed officers" in this proxy statement. The named executive officers do not receive separate compensation for service as officers of Bridge Street Financial.

                                          ANNUAL COMPENSATION(1)         LONG-TERM COMPENSATION
                                          ----------------------         ----------------------
                                                                                        SECURITIES
                                                                                        UNDERLYING
           NAME AND             FISCAL                                RESTRICTED       OPTIONS/SARS         ALL OTHER
      PRINCIPAL POSITION         YEAR       SALARY      BONUS(2)    STOCK AWARDS(3)    (IN SHARES)       COMPENSATION(4)
      ------------------         ----       ------      --------    ---------------    -----------       ---------------
Gregory J. Kreis                 2002    $ 185,000      $  65,000             -                -           $    15,443
  President and Chief            2001    $ 175,000      $  50,000             -                -           $    12,597
   Executive Officer             2000    $ 175,000      $  15,000      $ 26,587           30,743           $    11,597

Gregory H. May,                  2002    $  88,000      $  12,875      $  4,831                -           $     8,061
   Senior Vice President,        2001    $  84,400      $  16,880      $  5,850                -           $     4,366
    Retail Sales                 2000    $  81,150      $   1,623             -            7,695           $     6,167

----------
(1) Oswego County Savings Bank also provides Mr. Kreis with the use of an automobile, club membership dues and certain other personal benefits, the value of which is not shown on the table. The aggregate amount of these other benefits did not exceed the lesser of $50,000 or 10% of Mr. Kreis's salary and bonus.
(2) For Mr. Kreis: reflects the $65,000 bonus received in 2003 for his performance in fiscal 2002, the $50,000 bonus received in 2002 for his performance in fiscal 2001, and the $15,000 bonus received in 2000 for his performance in fiscal 1999. For Mr. May: reflects the $12,875 bonus received in 2003 for his performance in fiscal 2002, the $16,880 bonus received in 2002 for his performance in fiscal 2001, and the $1,623 bonus received in 2000 for his performance in fiscal 1999.
 (3) Pursuant to the Restricted Stock Plan, Mr. Kreis was awarded 8,988 shares of restricted stock, as of March 16, 2000, which vest in 20% increments on an annual basis and Mr. May was awarded 461 shares of restricted stock on May 16, 2002 which vested on May 16, 2003 and 461 shares of restricted stock on May 17, 2001 which vested on May 17, 2002. Dividends attributable to such shares shall be paid to the award recipients on a current basis. At December 31, 2002, the aggregate fair market value of the restricted stock award to Mr. Kreis and Mr. May was $89,970 and $9,230, respectively, based on a closing price of $10.01 per share.
(4) The column "All Other Compensation" reflects: (i) matching contributions to Mr. Kreis of $5,500, $5,250, and $5,250 and to Mr. May of $2,604, $2,530,
     and $1,967 made by the Bank under the 401(k) plan in 2002, 2001 and 2000, respectively; (ii) an allocation to the account of Mr. Kreis under the ESOP in 2002, 2001 and 2000 having a value of $8,023, $5,356, and $4,331, respectively; (iii) an allocation to the account of Mr. May under the ESOP in 2002, 2001 and 2000 having a value of $4,334, $2,758, and $2,208, respectively; and (iv) life insurance premiums of $1,920, $1,991, and $2,016 on behalf of Mr. Kreis and $1,056, $917, and $864 on behalf of Mr. May in 2002, 2001 and 2000, respectively.

EMPLOYMENT AGREEMENTS

         Bridge Street Financial and Oswego County National Bank are each parties to parallel employment agreements with Mr. Gregory J. Kreis to secure his services as President and Chief Executive Officer. The employment agreements have a fixed term of three years beginning as of the effective date of the conversion and reorganization and may be renewed annually after a review of the executive's performance. These agreements provide for a minimum annual salary of $185,000, discretionary cash bonuses, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. The agreements also guarantee customary corporate indemnification and errors and omissions, insurance coverage throughout the employment term and for six years after termination and also provide uninsured death and disability benefits.

         Bridge Street Financial and Oswego County National Bank may terminate the executive's employment, and the executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, the executive will be owed severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received had the executive worked for the remaining unexpired term of the agreements. The same severance benefits would be payable if the executive resigns during the term following:

o        a loss of title, office or membership on the board of directors;

o        a material reduction in duties, functions or responsibilities;

o involuntary relocation of the executive's principal place of employment to a location over 50 miles in distance from Oswego County National Bank's principal office in Oswego, New York and over 50 miles from the executive's principal residence;

o other material breach of contract by Bridge Street Financial or Oswego County National Bank which is not cured within 30 days; or

o a reduction in base salary of more than 10% per year or certain other reductions in benefits.

         In the event of a termination of employment or resignation of the executive following a change of control (as defined in the employment agreements), the executive would be entitled to a severance payment equal to a lump sum payment equal to 2.99 times the executive's base amount as defined in
Section 280G of the Code.

         Each employment agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and such payments will be deductible to Bridge Street Financial and Oswego County National Bank as compensation expense for federal income tax purposes.

CHANGE OF CONTROL AGREEMENTS

         Bridge Street Financial and Oswego County National Bank have jointly entered into one-year change of control agreements with Mary Lilly, Gregory May, Judith Percy, Eugene Sunderhaft and Ronald Tascarella. The term of these agreements is perpetual until Bridge Street Financial or Oswego County National Bank gives notice of non-extension, at which time the term is fixed for one year.

         Generally, Bridge Street Financial and Oswego County National Bank may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits. However, if Bridge Street Financial or Oswego County National Bank signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it could not terminate an officer's employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation that the officer would have received if he or she had continued working for one year with continued insurance coverage for one year. Bridge Street Financial and Oswego County National Bank would pay the same severance benefits if the officer resigns after a change of control following a loss of title, office or membership on the board of directors, material reduction in duties, functions or responsibilities, involuntary relocation of his or her principal place of employment to a location over 50 miles from Oswego County National Bank's principal office on the day before the change of control and over 50 miles from the officer's principal residence or other material breach of contract which is not cured within 30 days. These agreements also provide uninsured death and disability benefits.

         Each change of control agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of
Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and such payments will be deductible to Bridge Street Financial and Oswego County National Bank as compensation expense for federal income tax purposes.

BENEFIT PLANS

         401(K) PLAN. Oswego County National Bank has a tax-qualified savings plan with a salary deferral feature. Generally, a full-time employee who has attained the age of 21 and completed one year of employment is eligible to participate. A participant may make a deferral from 1% to 15% of his or her compensation up to $12,000 for 2003 for individuals under age 50 and $14,000 for 2003 for individuals who are at least 50, indexed annually. Oswego County National Bank makes matching contributions of 50% of each participant's annual deferrals up to a maximum of 3% of compensation.

         A participant is fully vested for his own deferrals, and vests over six years in any matching contributions, other permissible discretionary contributions, and reallocations of plan forfeitures. The plan allows a participant to direct the investment of his or her individual plan accounts among several investment options.

         The 401(k) Plan permits investments in a fund established to invest primarily in the common stock of Bridge Street Financial. The participant's common stock is held by the 401(k) Plan's trustee for the benefit of the individual participants who choose to direct their investments into the newly-created fund. Generally, a participant controls the exercise of the voting and tendering rights relating to the common stock held for his benefit.

         DEFINED BENEFIT PENSION PLAN. Oswego County National Bank maintains a non-contributory defined benefit pension plan covering substantially all of its full-time employees who have attained age 21 and completed one year of service. A participant is fully vested in the plan upon reaching five years of service after obtaining the age of 18.

         The normal retirement benefit is based upon a participant's highest three-year average annual base earnings during the participant's final ten years of service, subject to certain limitations required by the plan and the Internal Revenue Code. The annual benefit provided to a participant at normal retirement age (generally age 65) is determined as follows: 2% of the participant's average annual earnings multiplied by the participant's years of credited service (Limited to 60% of the participant's average annual earnings). The plan also provides for early retirement benefits which are calculated in the same manner as normal retirement benefits. However, benefits are reduced when the participant chooses to begin the receipt of his benefits prior to normal retirement age.

         The following table indicates the annual employer-provided retirement benefits that would be payable under the pension plan upon retirement at age 65 to a participant electing to receive his pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are limited to $160,000 per year and annual compensation for benefit calculation purposes is limited to $200,000 per year for the 2002 calendar year.

                                                                   YEARS OF SERVICE
                                                                   ----------------
AVERAGE ANNUAL COMPENSATION          10                 15                 20                25                 30
---------------------------          --                 --                 --                --                 --
       $  100,000               $   20,000         $    30,000        $    40,000        $    50,000       $     60,000
       $  125,000               $   25,000         $    37,500        $    50,000        $    62,500       $     75,000
       $  150,000               $   30,000         $    45,000        $    60,000        $    75,000       $     90,000
       $  170,000               $   34,000         $    51,000        $    68,000        $    85,000       $    102,000
       $  200,000               $   40,000         $    60,000        $    80,000        $   100,000       $    120,000

         The benefits listed on the table above for the pension plan are not subject to a reduction for Social Security benefits or any other offset amount. As of December 31, 2002, Mr. Kreis and Mr. May had 6 years and 5 years, respectively, of credited service for purposes of the pension plan.

         SUPPLEMENTAL RETIREMENT PLAN. The President and Chief Executive Officer of Oswego County National Bank is covered by a supplemental retirement income agreement designed to provide the amount of retirement benefits which cannot be paid from the defined benefit pension plan by reason of certain Internal Revenue Code limitations on qualified plan benefits. In the event of termination of employment following a change in control, the agreement provides for annual payments of $152,033 over a period equal to the longer of 180 months or life.

         EMPLOYEE STOCK OWNERSHIP PLAN. Bridge Street Financial has established the Employee Stock Ownership Plan ("ESOP") for employees of Bridge Street Financial and Oswego County National Bank. Full-time employees of Bridge Street Financial or Oswego County National Bank who have been credited with at least 1,000 hours of service during a twelve-month period and have attained age 21 are eligible to participate in the ESOP.

         The ESOP has a loan outstanding with Bridge Street Financial, the proceeds of which have been used to purchase common stock. The loan amount equals 100% of the aggregate purchase price of the common stock acquired by the ESOP. The loan by the ESOP will be repaid principally from Bridge Street Financial's and Oswego County National Bank's contributions to the ESOP over a period of not less than 10 years. The collateral for the loan is the common stock purchased by the ESOP. Although it is anticipated that Oswego County National Bank will continue to make contributions to the ESOP, it is under no obligation to make those contributions. The interest rate for the ESOP loan is 8.50%. Bridge Street Financial may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock. These purchases would be funded through additional borrowings by the ESOP or additional contributions from Bridge Street Financial. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

         Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released to participants' accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's compensation to the total compensation of all eligible ESOP participants.

         Forfeitures are reallocated among remaining participating employees and may reduce any amount Bridge Street Financial might otherwise have contributed to the ESOP. Upon the completion of five years of service, the account balances of participants within the ESOP will become 100% vested. Credit is given for years of service with Oswego County National Bank prior to adoption of the ESOP. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits may be payable upon retirement or separation from service. Bridge Street Financial's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         Messrs. Kreis and Sunderhaft serve as trustees of the ESOP. Under the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares will be voted in the same ratio on any matter as those allocated shares for which instructions are given.

         The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations of the IRS and the Department of Labor thereunder.

         STOCK OPTION PLAN. Bridge Street Financial currently maintains a Stock Option Plan which was approved by the stockholders of Oswego County Bancorp at an Annual Meeting on April 20, 2000 and was assumed by Bridge Street Financial. The purpose of the Stock Option Plan is to encourage the retention of key employees and directors by facilitating their purchase of a stock interest in Bridge Street Financial. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. Bridge Street Financial has reserved an aggregate of 122,980 shares of common stock for issuance upon the exercise of stock options granted under the plan. All options vest following an option holder's death, disability or a change of control of Bridge Street Financial.

         We may amend or terminate the Stock Option Plan, in whole or in part, at any time, subject to the requirements of all applicable laws and regulations.

         The following table provides the value for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the closing price per share of the common stock on December 31, 2002 which was $10.01 per share.


                                       FISCAL YEAR-END OPTIONS/SAR VALUES
                                       ----------------------------------

                                                                   NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED           IN-THE-MONEY
                               SHARES                                OPTIONS/SARS AT               OPTIONS/SARS
                              ACQUIRED        VALUE REALIZED         FISCAL YEAR-END            AT FISCAL YEAR-END
                                 ON                 ON                     (#)                          ($)
                              EXERCISE           EXERCISE              EXERCISABLE/                EXERCISABLE/
          NAME                  (#)                ($)                UNEXERCISABLE              UNEXERCISABLE(1)
          ----                  ---                ---                -------------              ----------------
Gregory J. Kreis.......          -                  -                 12,297/18,446              $87,641/$131,465

Gregory H. May.........          -                  -                   3,078/4,617               $21,937/$32,905

----------
(1) The closing price per share of common stock on December 31, 2002 was $10.01, and all options have an exercise price of $2.883 per share, which equals a spread of $7.127 per share. All options were granted on March 16, 2000 and vest at a rate of 20% per year every March 16th thereafter.

         RESTRICTED STOCK PLAN. Bridge Street Financial currently maintains the Restricted Stock Plan ("RRP") which was approved by the stockholders of Oswego County Bancorp at an Annual Meeting on April 20, 2000 and was assumed by Bridge Street Financial. Similar to the Stock Option Plan, the RRP functions as a long-term incentive compensation program for eligible officers, employees and outside directors of Bridge Street Financial and Oswego County National Bank. The members of the Board's Personnel and Compensation Committee who are disinterested directors ("RRP Committee") administer the RRP. Bridge Street Financial pays all costs and expenses of administering the RRP.

         The RRP is not subject to ERISA and is not a tax-qualified plan. Bridge Street Financial has reserved an aggregate of 36,894 shares of common stock for issuance under the plan. All awards vest following an award recipient's death, disability or a change of control of Bridge Street Financial.

         We may amend or terminate the Restricted Stock Plan, in whole or in part, at any time, subject to the requirements of all applicable laws and regulations.

         EQUITY COMPENSATION PLAN INFORMATION. The following table sets forth certain information as of December 31, 2002 concerning outstanding awards and securities available for future issuance pursuant to Bridge Street Financial's equity compensation plans.



                                                                                                  NUMBER OF SECURITIES
                                                                                                 REMAINING AVAILABLE FOR
                                  NUMBER OF SECURITIES TO BE                                  FUTURE ISSUANCE UNDER EQUITY
                                    ISSUED UPON EXERCISE OF      WEIGHTED-AVERAGE EXERCISE         COMPENSATION PLANS
                                     OUTSTANDING OPTIONS,           PRICE OF OUTSTANDING          (EXCLUDING SECURITIES
         PLAN CATEGORY                WARRANTS AND RIGHTS       OPTIONS, WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
         -------------                -------------------       ----------------------------    ------------------------
                                              (a)                            (b)                           (c)

Equity compensation plans
approved by security holders                87,717                         $3.206                        22,047

Equity compensation plans not
approved by security holders                   -                             -                              -

Total                                       87,717                         $3.206                        34,3841
----------

(1) The number of securities remaining for future issuance under equity compensation plans and also includes 12,337 shares available for issuance under the Restricted Stock Plan. There are also 23,931 shares awarded under the Restricted Stock Plan that have been awarded but are subject to vesting conditions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the executive officers of Bridge Street Financial served as a member of another entity's Board of Directors or as a member of the Compensation Committee (or other board committee performing equivalent functions) during 2002, which entity had an executive officer serving on the Board of Directors or as a member of the Personnel and Compensation Committee of Bridge Street Financial. There are no interlocking relationships between Bridge Street Financial and other entities that might affect the determination of the compensation of our executive officers.

LIMITATIONS ON FEDERAL TAX DEDUCTIONS FOR EXECUTIVE OFFICER COMPENSATION

         As a private entity, Oswego County Savings Bank had been subject to federal tax rules which permitted it to claim a federal income tax deduction for a reasonable allowance for salaries or other compensation for personal services actually rendered. Because Oswego County National Bank is now a subsidiary of a public company, federal tax laws may limit this deduction in future years to $1 million each tax year for each executive officer named in the summary compensation table in Bridge Street Financial's proxy statement for that year. This limit will not apply to non-taxable compensation under various broad-based retirement and fringe benefit plans, to compensation that is "qualified performance-based compensation" under applicable law or to compensation that is paid in satisfaction of commitments that arose before the conversion. Bridge Street Financial and Oswego County National Bank expect that the Personnel and Compensation Committee will take this deduction limitation into account with other relevant factors in establishing future compensation levels of their executive officers and in setting the terms of compensation programs. Currently, none of our executive officers receive annual compensation expected to exceed this limit. However, there is no assurance that all compensation paid to our executive officers will be deductible for federal income tax purposes. To the extent that compensation paid to any executive officer is not deductible, the net after-tax cost of providing the compensation will be higher and the net after-tax earnings of Bridge Street Financial and Oswego County National Bank will be reduced.

        ________________________________________________________________

                                   PROPOSAL 1

                  ADOPTION OF THE BRIDGE STREET FINANCIAL, INC.
                             2003 STOCK OPTION PLAN
        _________________________________________________________________

GENERAL PLAN INFORMATION

         The Board of Directors of Bridge Street Financial has adopted the Bridge Street Financial, Inc. 2003 Stock Option Plan, subject to approval by the holders of a majority of our outstanding shares of common stock. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement as Appendix A and is incorporated by reference into this proposal.

WHY WE ARE ASKING FOR SHAREHOLDER APPROVAL

         We are asking for shareholders to approve the Bridge Street Financial, Inc. 2003 Stock Option Plan so that we will be able to grant stock options to our directors and officers. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock options as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors and officers. In addition, the value of the stock options that we would grant under this plan relates directly to the market price of our common stock. Adding stock options to our compensation packages would link the financial interest of our directors and officers with the financial interest of our shareholders.

IF WE DO NOT RECEIVE SHAREHOLDER APPROVAL, WE WILL NOT IMPLEMENT THE PLAN

         Applicable Federal banking regulations did not permit us to implement a stock option plan during the first six months after the completion of the conversion of Oswego County MHC to stock form and the reorganization of Oswego County Savings Bank to a national bank. These regulations permit us to implement a stock option plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of the issued and outstanding shares of our common stock. If we do not receive this approval, it will not be possible for us to grant stock options under this plan. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in our market area.

PURPOSE OF THE OPTION PLAN

         The purpose of the option plan is to promote the growth and profitability of Bridge Street Financial and its shareholders, to provide eligible directors, certain key officers and employees of Bridge Street Financial and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Bridge Street Financial.

DESCRIPTION OF THE PLAN

         ADMINISTRATION. The plan will be administered by the members of the Personnel and Compensation Committee of Bridge Street Financial who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of Bridge Street Financial or a subsidiary; and (2) do not receive material compensation from Bridge Street Financial or a subsidiary except for service as a director. There must be at least two disinterested directors on the Personnel and Compensation Committee and this Committee has broad discretionary powers.

         STOCK SUBJECT TO THE 2003 STOCK OPTION PLAN. Bridge Street Financial has reserved 151,073 shares of common stock of Bridge Street Financial for issuance upon the exercise of options under the plan. Such shares may be authorized and unissued shares or shares previously issued that Bridge Street Financial has reacquired. Any shares subject to grants under the option plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall be available for new option grants. As of May 30, 2003 the aggregate fair market value of the shares reserved for issuance under the plan was $1,843,091 based on the latest closing sales price per share of common stock of $12.20 on the Nasdaq Stock Market on May 30, 2003.

         ELIGIBILITY. The committee may select people who receive stock option grants. Any member of the board of directors of Bridge Street Financial, Oswego County National Bank or any successor thereof who is not also an employee or an officer of Bridge Street Financial, Oswego County National Bank or any successor thereof, or any employee of Bridge Street Financial, Oswego County National Bank or any successor thereof determined by the Personnel and Compensation Committee to be a key officer or employee may be selected to receive option grants. As of June 20, 2003, the Committee has not selected the directors and employees who will be eligible to receive option grants.

         TERMS AND CONDITIONS OF OPTIONS. The Committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

         o It may not grant to directors options to purchase more than an aggregate maximum of 45,321 shares until January 3, 2004. It may not grant to any one director options to purchase more than 7,553 shares until January 3, 2004. In addition, it may not grant to employees options to purchase more than an aggregate maximum of 151,073 shares until January 3, 2004. It may not grant to any one employee options to purchase more than 37,768 shares until January 3, 2004.

         o It may not grant a stock option with a purchase price that is less than the fair market value of a share of Bridge Street Financial's common stock on the date it grants the stock option.

         o It may not grant a stock option with a term that is longer than ten years.

         o It may not grant options that become exercisable more rapidly than at a rate of 20% per year over a five year period for options granted on or before January 3, 2004, with acceleration permitted only in case of death, disability or change of control while the award recipient is in service with Bridge Street Financial or its subsidiaries.

         o It may amend the option plan after January 3, 2004 to provide for the accelerated vesting of options upon retirement.

         o It may not grant options under the plan before the date that we receive shareholder approval for the plan.

         The Committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the plan.

         Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, common stock of Bridge Street Financial already owned by the option holder, by canceling without payment outstanding options or any combination thereof. Options may be transferred only to family members, non-profit organizations and on the death of the option holder and are exercisable during the option holder's lifetime only by the option holder, a family member or a non-profit organization. Incentive stock options, however, are not transferable by employees other than on the death of the option holder, and are exercisable only by the option holder during the option holder's lifetime.

         MERGERS AND REORGANIZATIONS; ADJUSTMENTS FOR STOCK DIVIDENDS. In the event of any merger, consolidation or business reorganization in which Bridge Street Financial or a successor is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of shares held by each person who is a holder of record of shares, the number of shares covered by each outstanding option and the number of shares available to any individual or group of individuals will be adjusted to account for such event. If a merger, consolidation or other business reorganization occurs and Bridge Street Financial or a successor is not the surviving entity, any outstanding options will be converted into options to purchase voting common equity securities of the business entity which survives the merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding options and reflecting the same economic benefit, as determined by the Committee before consummation of the merger. The Committee, however, may direct that all outstanding options be cancelled as of the effective date of the merger, consolidation or other business reorganization in exchange for a cash payment per optioned share equal to the excess (if any) of the value exchanged for an outstanding share over the exercise price of the option being canceled.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

         This plan will be in effect for a ten-year period that will begin on the date of shareholder approval and will end on the tenth anniversary of the date of shareholder approval. The Board of Directors may suspend or terminate the plan before then. It may also amend this plan at any time and in any respect. Any amendment that would change a material term will not be effective unless approved by a majority vote of the shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Bridge Street Financial and recipients of stock option grants under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

         FEDERAL TAX CONSEQUENCES FOR OPTION RECIPIENTS. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not result in income that may increase taxable income, but will create an item of adjustment that may affect liability for alternative minimum tax. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

         Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock options, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

         FEDERAL TAX CONSEQUENCES FOR BRIDGE STREET FINANCIAL. When a non-qualified stock option is exercised, Bridge Street Financial may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The Internal Revenue Code places an annual limit of $1.0 million each on the tax deduction which we may claim in any fiscal year for the compensation of our Chief Executive Officer and for the compensation of our four next most highly compensated executive officers whose salary and bonus for the fiscal year in question equals or exceeds $100,000. There is an exception to this limit for so-called "qualified performance-based compensation." We have designed this plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option. No executive of Bridge Street Financial or Oswego County National Bank currently receives compensation that would be rendered nondeductible by this limitation.

         The preceding statements summarize the general principles of current federal income tax law applicable to options that may be granted under the plan. State and local tax consequences may also be significant.

================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE BRIDGE STREET FINANCIAL, INC. 2003 STOCK OPTION PLAN.
================================================================================

          ____________________________________________________________

                                   PROPOSAL 2

                  ADOPTION OF THE BRIDGE STREET FINANCIAL, INC.
                       2003 RECOGNITION AND RETENTION PLAN

         ______________________________________________________________

GENERAL PLAN INFORMATION

                  The Board of Directors of Bridge Street Financial has adopted the Bridge Street Financial, Inc. 2003 Recognition and Retention Plan, subject to approval by a majority of the holders of the outstanding shares of our common stock. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this Proxy Statement as Appendix B and is incorporated by reference into this proposal.

WHY WE ARE ASKING FOR SHAREHOLDER APPROVAL

         We are asking for shareholders to approve the Bridge Street Financial, Inc. 2003 Recognition and Retention Plan so that we will be able to grant stock awards to certain key officers, employees and directors. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors, officers and employees. In addition, the value of the stock awards that we would grant under this plan relates directly to the market price of our common stock. Adding stock awards to our compensation packages would link the financial interest of our directors, officers and employees with the financial interest of our shareholders.

IF WE DO NOT RECEIVE SHAREHOLDER APPROVAL, WE WILL NOT IMPLEMENT THE PLAN

         Applicable Federal banking regulations did not permit us to implement a stock option plan during the first six months after the completion of the conversion of Oswego County MHC to stock form and the reorganization of Oswego County Savings Bank to a national bank. These regulations permit us to implement a stock award plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of a majority of our shares of common stock. If we do not receive this approval, it will not be possible for us to grant stock awards under this plan. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers, directors and employees are competitive with those of other publicly traded financial services companies in our market area.

PURPOSE OF THE RECOGNITION AND RETENTION PLAN

         The purpose of the plan is to promote the growth and profitability of Bridge Street Financial and its affiliated companies, to provide eligible directors, certain key officers and employees of Bridge Street Financial and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Bridge Street Financial and its affiliated companies.

DESCRIPTION OF THE RECOGNITION AND RETENTION PLAN

         ADMINISTRATION. The plan will be administered by those members of the Personnel and Compensation Committee of Bridge Street Financial who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not employees of Bridge Street Financial or a subsidiary; and (2) do not receive material compensation from Bridge Street Financial or a subsidiary except for service as a director. There must be at least two disinterested directors on the Committee and this Committee has broad discretionary powers.

         STOCK SUBJECT TO THE RECOGNITION AND RETENTION PLAN. Bridge Street Financial will establish a trust and will contribute certain amounts of money or property to be determined by the Board of Directors, in its discretion. No contributions by participants will be permitted. The trustee will invest the assets of the trust in shares of common stock of Bridge Street Financial and in other investments such as savings accounts, time or other interest bearing deposits in or other interest bearing obligations of Bridge Street Financial, as determined by the Committee. The trust, however, is not authorized to purchase more than 60,429 shares of common stock of Bridge Street Financial. The trustee may temporarily invest assets of the trust in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the trustee may retain assets of the trust uninvested or sell assets of the trust to provide amounts required for purposes of the plan. As of May 30, 2003, the aggregate fair market value of the shares to be purchased under this plan was $737,234 based on the closing sales price per share of Bridge Street Financial's common stock of $12.20 on the Nasdaq Stock Market on May 30, 2003.

         ELIGIBILITY. The Committee selects the people who receive restricted stock awards under the plan. Any member of the board of directors of Bridge Street Financial, Oswego County National Bank or any successor thereof who is not also an employee of Bridge Street Financial, Oswego County National Bank or any successor thereof, or any employee of Bridge Street Financial, Oswego County National Bank or any successor thereof determined by the Committee to be a key officer or employee may be selected to receive an award under the plan. As of June 20, 2003, the Committee has not selected the directors and employees who will be eligible to receive option grants.

         TERMS AND CONDITIONS OF AWARDS. The Committee may, in its discretion, grant awards of restricted stock to eligible individuals, up to a maximum of 60,429 shares. The Committee will determine at the time of the grant the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

o It may not grant restricted stock awards prior to January 3, 2004 for more than 15,107 shares of Bridge Street Financial's common stock to any one employee, more than 3,021 shares of common stock to any one non-employee director or more than 18,128 shares of common stock to all non-employee directors in the aggregate.

o It may not grant restricted stock awards that vest more rapidly than at the rate of 20% per year for five years for awards granted on or before January 3, 2004, with acceleration permitted only in cases of death, disability or change in control while the award recipient is in service with Bridge Street Financial or its subsidiaries.

o It may not grant restricted stock awards with an effective date that is before the date that we receive shareholder approval for the plan.

         Awards may be transferred on the death of the option holder and are distributable only by the award recipient during the recipient's lifetime.

         As a general rule, shares of our common stock that are subject to a restricted stock award are held in trust for the benefit of the award recipient until vested and, when vested, are transferred from the fund to the award recipient. While the shares are held in the fund, the award recipient receives dividends and exercises voting and tender offer rights. In the alternative, the Committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

         MERGERS AND REORGANIZATIONS. In the event of any merger, consolidation, or other business reorganization in which Bridge Street Financial, Inc. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of shares held by each person who is then a holder of record of shares of Bridge Street Financial's common stock, the number of shares held or permitted to be held in the trust, the number of shares covered by outstanding awards, and the number of shares available as awards in total or to particular individuals or groups will be adjusted to account for such event. If a merger, consolidation or other business reorganization occurs and Bridge Street Financial is not the surviving entity, the trustee will hold in the trust any money, stock, securities or other property received by holders of record of shares of Bridge Street Financial's common stock in connection with the merger, consolidation or other business reorganization. Any award with respect to which shares of Bridge Street Financial common stock have been allocated to an employee or director will be adjusted by allocating to the employee or director the amount of money, stock, securities or other property received by the trustee for the shares allocated to such employee or director. The same terms and conditions will apply to the money, stock, securities or other property as applied to the shares for which the money, stock, securities or other property is exchanged.

TERMINATION OR AMENDMENT

         The Board of Bridge Street Financial has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the Committee, but the plan may not be terminated while there are outstanding awards that may vest thereafter. Upon the termination of the plan, the trustee will make distributions from the trust as directed by the Committee and will return any remaining assets of the trust to Bridge Street Financial.

         The Board may amend or revise the plan in whole or in part at any time. Any provision to authorize accelerated vesting upon retirement, however, will not be effective unless and until the shareholders of Bridge Street Financial approve such a provision by the affirmative vote of a majority of the shareholders at a meeting held on or after January 3, 2004.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Bridge Street Financial and recipients of awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

         The stock awards under the plan do not result in federal income tax consequences to either Bridge Street Financial or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Bridge Street Financial will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. Bridge Street Financial will be allowed to claim a deduction for compensation expense for this amount as well.

         Section 162(m) of the Internal Revenue Code limits Bridge Street Financial 's deductions for compensation in excess of $1.0 million per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. No executive of Bridge Street Financial currently receives compensation subject to this limitation. We expect that the Committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the Committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

         The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE BRIDGE STREET FINANCIAL, INC. 2003 RECOGNITION AND RETENTION PLAN.
================================================================================

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         If you wish to submit proposals to be included in our proxy statement for the 2004 Annual Meeting of Shareholders of Bridge Street Financial, we must receive them on or before November 28, 2003, pursuant to proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require Bridge Street Financial to include in its proxy statement and proxy card for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

         In addition, under Bridge Street Financial's Bylaws, if you wish to nominate a director or bring other business before an annual meeting (which is not included in the proxy statement for the 2004 Annual Meeting), the following criteria must be met: (i) you must be a shareholder of record; (ii) you must have given timely notice in writing to the Secretary of Bridge Street Financial; and (iii) your notice must contain specific information required in our Bylaws. To be considered timely for inclusion in our 2004 Annual Meeting, we must receive your advance written notice of business or nominations to the Board of Directors no later than 60 days in advance of that meeting if the 2004 meeting is held within the thirty days preceding the anniversary of the 2003 Annual Meeting. However, if the 2004 Annual Meeting is held on or after the anniversary of the 2003 Annual Meeting, then we must receive your advance written notice no later than 90 days in advance of the 2004 Annual Meeting. In the event that the 2004 Annual Meeting is held on a date that does not fall within the preceding time frames or if the proposal is intended to be included for consideration for a special meeting of stockholders for the election of directors, we must receive your advance written notice no later than the close of business on the tenth day following the date on which notice of such meeting, as defined in our Bylaws, is first given to stockholders.

                                          By Order of the Board of Directors,


                                          /s/ Gregory J. Kreis
                                          --------------------------------
                                          Gregory J. Kreis
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Oswego, New York
June 20, 2003


         TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                      APPENDIX A









                          BRIDGE STREET FINANCIAL, INC.

                             2003 STOCK OPTION PLAN









                     -------------------------------------

















                          EFFECTIVE AS OF JULY 24, 2003

                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

                                                     ARTICLE I

                                                      PURPOSE

   Section 1.1        General Purpose of the Plan...............................................................A-5

                                                     ARTICLE II

                                                    DEFINITIONS

   Section 2.1        Bank......................................................................................A-5
   Section 2.2        Board.....................................................................................A-5
   Section 2.3        Change of Control.........................................................................A-5
   Section 2.4        Code......................................................................................A-6
   Section 2.5        Committee.................................................................................A-6
   Section 2.6        Company...................................................................................A-7
   Section 2.7        Disability................................................................................A-7
   Section 2.8        Disinterested Board Member................................................................A-7
   Section 2.9        Effective Date............................................................................A-7
   Section 2.10       Eligible Director.........................................................................A-7
   Section 2.11       Eligible Employee.........................................................................A-7
   Section 2.12       Employer..................................................................................A-7
   Section 2.13       Exchange Act..............................................................................A-7
   Section 2.14       Exercise Price............................................................................A-7
   Section 2.15       Fair Market Value.........................................................................A-7
   Section 2.16       Family Member.............................................................................A-8
   Section 2.17       OTS Regulations...........................................................................A-8
   Section 2.18       Incentive Stock Option....................................................................A-8
   Section 2.19       Non-Profit Organization...................................................................A-8
   Section 2.20       Non-Qualified Stock Option................................................................A-8
   Section 2.21       Option....................................................................................A-8
   Section 2.22       Option Period.............................................................................A-8
   Section 2.23       Person....................................................................................A-8
   Section 2.24       Plan......................................................................................A-8
   Section 2.25       Retirement................................................................................A-8
   Section 2.26       Share.....................................................................................A-9
   Section 2.27       Termination for Cause.....................................................................A-9

                                                    ARTICLE III

                                                  AVAILABLE SHARES

   Section 3.1        Available Shares..........................................................................A-9



                                                        A-2

                                                     ARTICLE IV

                                                   ADMINISTRATION

   Section 4.1        Committee................................................................................A-10
   Section 4.2        Committee Action.........................................................................A-10
   Section 4.3        Committee Responsibilities...............................................................A-10

                                                     ARTICLE V

                                                STOCK OPTION GRANTS

   Section 5.1        Grant of Options.........................................................................A-11
   Section 5.2        Size of Option...........................................................................A-11
   Section 5.3        Exercise Price...........................................................................A-11
   Section 5.4        Option Period............................................................................A-11
   Section 5.5        Required Regulatory Provisions...........................................................A-12
   Section 5.6        Additional Restrictions on Incentive Stock Options.......................................A-14

                                                     ARTICLE VI

                                               OPTIONS -- IN GENERAL

   Section 6.1        Method of Exercise.......................................................................A-15
   Section 6.2        Limitations on Options...................................................................A-16

                                                    ARTICLE VII

                                             AMENDMENT AND TERMINATION

   Section 7.1        Termination..............................................................................A-16
   Section 7.2        Amendment................................................................................A-17
   Section 7.3        Adjustments in the Event of a Business Reorganization....................................A-17

                                                    ARTICLE VIII

                                                   MISCELLANEOUS

   Section 8.1        Status as an Employee Benefit Plan.......................................................A-18
   Section 8.2        No Right to Continued Employment.........................................................A-18
   Section 8.3        Construction of Language.................................................................A-18
   Section 8.4        Governing Law............................................................................A-18
   Section 8.5        Headings.................................................................................A-18
   Section 8.6        Non-Alienation of Benefits...............................................................A-18
   Section 8.7        Taxes....................................................................................A-19
   Section 8.8        Notices..................................................................................A-19
   Section 8.9        Required Regulatory Provisions...........................................................A-19
   Section 8.10       Approval of Shareholders.................................................................A-19



                                                        A-3

                                                     ARTICLE IX

                           ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL

   Section 9.1        Accelerated Vesting Upon Retirement......................................................A-20
   Section 9.2        No Effect Prior to Shareholder Approval..................................................A-20

                          BRIDGE STREET FINANCIAL, INC.
                          -----------------------------
                             2003 STOCK OPTION PLAN
                             ----------------------


                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------


                  SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

                  The purpose of the Plan is to promote the growth and profitability of Bridge Street Financial, Inc., to provide eligible directors, certain key officers and employees of Bridge Street Financial, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Bridge Street Financial, Inc.

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

                  The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

                  SECTION 2.1 BANK means Oswego County National Bank and any successor thereto.

                  SECTION 2.2 BOARD means the board of directors of the Company.

                  SECTION 2.3 CHANGE OF CONTROL means any of the following events:

                  (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                           (i) at least 51% of the equity ownership interests of
                  the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

                           (ii) at least 51% of the securities entitled to vote
                  generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

                  (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

                  (c) a complete liquidation or dissolution of the Company;

                  (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

                           (i) individuals who were members of the Board of
                  Directors of the Company on the Effective Date; or

                           (ii) individuals who first became members of the
                  Board of Directors of the Company after the Effective Date either:

                                    (A) upon election to serve as a member of
                           the Board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                                    (B) upon election by the shareholders of the
                           Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

                  PROVIDED, HOWEVER, that such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board of Directors of the Company;

                  (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.3(a), (b), (c) or (d); or

                  (f) any event which would be described in section 2.3(a), (b),
         (c), (d) or (e) if the term "Bank" were substituted for the terms "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.3, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

                  SECTION 2.4 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  SECTION 2.5 COMMITTEE means the Committee described in section 4.1.

                  SECTION 2.6 COMPANY means Bridge Street Financial, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

                  SECTION 2.7 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  SECTION 2.8 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

                  SECTION 2.9 EFFECTIVE DATE means July 24, 2003.

                  SECTION 2.10 ELIGIBLE DIRECTOR means a member of the board of directors of an Employer who is not also an employee or an officer of any Employer.

                  SECTION 2.11 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

                  SECTION 2.12 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

                  SECTION 2.13 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

                  SECTION 2.14 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.3.

                  SECTION 2.15 FAIR MARKET VALUE means, with respect to a Share on a specified date:

                  (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

                  (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                  (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

                  SECTION 2.16 FAMILY MEMBER means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

                  SECTION 2.17 OTS REGULATIONS means the rules and regulations of the Office of Thrift Supervision.

                  SECTION 2.18 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted to Eligible Employees pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

                  SECTION 2.19 NON-PROFIT ORGANIZATION means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6),
(7), (8) or (10) of the Internal Revenue Code.

                  SECTION 2.20 NON-QUALIFIED STOCK OPTION means a right to purchase Shares that is either (a) granted to an Eligible Director or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

                  SECTION 2.21 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

                  SECTION 2.22 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with section 5.4.

                  SECTION 2.23 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                  SECTION 2.24 PLAN means the Bridge Street Financial, Inc. 2003 Stock Option Plan, as amended from time to time.

                  SECTION 2.25 RETIREMENT means with respect to an Eligible Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

                  SECTION 2.26 SHARE means a share of Common Stock, par value $.01 share, of Bridge Street Financial, Inc.

                  SECTION 2.27 TERMINATION FOR CAUSE means termination of service or removal from office with the Employer upon the occurrence of any of the following: (a) the individual intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (b) the individual is convicted of, or pleads guilty or NOLO CONTENDERE to, a felony or any crime involving moral turpitude; (c) the individual breaches his fiduciary duties to the Employer for personal profit; or
(d) the individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer.

                                  ARTICLE III
                                  -----------

                                AVAILABLE SHARES
                                ----------------

                  SECTION 3.1 AVAILABLE SHARES.

                  (a) The maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

                           (i) 151,073 Shares; over

                           (ii) the sum of:

                                    (A) the number of Shares with respect to
                           which previously granted Options may then or may in the future be exercised; plus

                                    (B) the number of Shares with respect to
                           which previously granted Options have been exercised;

subject to adjustment pursuant to section 7.3.

                  (b) Options to purchase an aggregate maximum of 45,321 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Directors, and Options to purchase a maximum of 7,553 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Director; PROVIDED, HOWEVER, that the limitations of this
         Section 3.1(b) shall only apply to Options granted prior to January 3, 2004.

                  (c) Options to purchase an aggregate maximum of 151,073 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Employees, and Options to purchase a maximum of 37,768 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Employee; PROVIDED, HOWEVER, that the limitations of this
         Section 3.1(c) shall only apply to Options granted prior to January 3, 2004.

                  (d) For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; PROVIDED, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee (within the meaning of section 162(m) of the Code) shall receive grants of Options for an aggregate number of Shares that is in excess of the amount specified for him under this section 3.1, computed as if any Option which is canceled or forfeited reduced the maximum number of Shares.

                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------

                  SECTION 4.1 COMMITTEE.

                  The Plan shall be administered by the members of the Personnel and Compensation Committee of Bridge Street Financial, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

                  SECTION 4.2 COMMITTEE ACTION.

                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Chair of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                  SECTION 4.3 COMMITTEE RESPONSIBILITIES.

                  Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                   ARTICLE V
                                   ---------

                               STOCK OPTION GRANTS
                               -------------------

                  SECTION 5.1 GRANT OF OPTIONS.

                  (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee or an Eligible Director an Option to purchase Shares. An Option for Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Director shall be a Non-Qualified Stock Option.

                  (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

                           (i) specify the number of Shares covered by the
                  Option determined in accordance with section 5.2;

                           (ii) specify the Exercise Price, determined in
                  accordance with section 5.3, for the Shares subject to the Option;

                           (iii) specify the Option Period determined in
                  accordance with section 5.4;

                           (iv) set forth specifically or incorporate by
                  reference the applicable provisions of the Plan; and

                           (v) contain such other terms and conditions not
                  inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee or an Eligible Director.

                  SECTION 5.2 SIZE OF OPTION.

                  Subject to section 3.1 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee or Eligible Director may be granted Options shall be determined by the Committee, in its discretion.

                  SECTION 5.3 EXERCISE PRICE.

                  The price per Share at which an Option granted to an Eligible Employee or Eligible Director shall be determined by the Committee, in its discretion; PROVIDED, HOWEVER, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

                  SECTION 5.4 OPTION PERIOD.

                  Subject to section 5.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

                  (a) in the case of an Option granted to an Eligible Employee:

                           (i) the close of business on the last day of the
                  three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

                           (ii) the close of business on the last day of the
                  one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

                           (iii) the date and time when the Eligible Employee
                  ceases to be an employee of the Employer due to a Termination for Cause; and

                           (iv) the last day of the ten-year period commencing
                  on the date on which the Option was granted; and

                  (b) in the case of an Option granted to an Eligible Director:

                           (i) removal for cause in accordance with the
                  Employer's bylaws, or Termination for Cause; or

                           (ii) the last day of the ten-year period commencing
                  on the date on which the Option was granted.

                  SECTION 5.5 REQUIRED REGULATORY PROVISIONS.

                  Notwithstanding anything contained herein to the contrary:

                  (a) no Option shall be granted to an Eligible Employee or Eligible Director under the Plan prior to shareholder approval in accordance with section 8.10;

                  (b) each Option granted to an Eligible Employee or Eligible Director prior to January 3, 2004 shall become exercisable no more rapidly than as follows:

                           (i) prior to the first anniversary of the Effective
                  Date, an Option shall not be exercisable;

                           (ii) on and after the first anniversary, but prior to
                  the second anniversary, of the Effective Date, an Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

                           (iii) on and after the second anniversary, but prior
                  to the third anniversary, of the Effective Date, an Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

                           (iv) on and after the third anniversary, but prior to
                  the fourth anniversary, of the Effective Date, an Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

                           (v) on and after the fourth anniversary, but prior to
                  the fifth anniversary, of the Effective Date, an Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

                           (vi) on and after the fifth anniversary of the
                  Effective Date and for the remainder of the Option Period, an Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

PROVIDED, HOWEVER, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death, Disability or upon a Change of Control while in the service of an Employer. Notwithstanding anything in the Plan to the contrary, section 5.5(b) shall apply in determining the exercisability of Options granted after January 3, 2004 only if no different vesting schedule is established by the Committee and specified in the agreement evidencing the outstanding Option.

                  (c) The Option Period of any Option granted hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause, or in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, or in the case of an Eligible Director, removal for cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 5.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options (based on the Fair Market Value of a Share as of the expiration of the Option Period less the Exercise Price of such Options).

                  (d) No Option granted to an Eligible Employee or Eligible Director hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's services with the Employer are terminated in a Termination for Cause, or, in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws.

                  SECTION 5.6 ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK
OPTIONS.

                  An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

                  (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

                  (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                  (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                  (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

                           (i) three (3) months after the termination of
                  employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

                           (ii) one (1) year after such individual's termination
                  of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

                  (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock

         Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                   ARTICLE VI
                                   ----------

                              OPTIONS -- IN GENERAL
                              ---------------------

                  SECTION 6.1 METHOD OF EXERCISE.

                  (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; PROVIDED, HOWEVER, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

                           (i) giving written notice to the Committee, in such
                  form and manner as the Committee may prescribe, of his intent to exercise the Option;

                           (ii) delivering to the Committee full payment,
                  consistent with section 6.1(b), for the Shares as to which the Option is to be exercised; and

                           (iii) satisfying such other conditions as may be
                  prescribed in the Option agreement.

                  (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee shall have no obligation to allow, and may in its sole and absolute discretion decline to allow, the use of any exercise method described in section 6.1(b)(i), (ii) or (iii) in any one or more case or in all cases.

                  (c) When the requirements of section 6.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 7.3.

                  SECTION 6.2 LIMITATIONS ON OPTIONS.

                  (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-Profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-Profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

                  (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                                  ARTICLE VII
                                  -----------

                            AMENDMENT AND TERMINATION
                            -------------------------

                  SECTION 7.1 TERMINATION.

                  The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

                  SECTION 7.2 AMENDMENT.

                  The Board may amend or revise the Plan in whole or in part at any time; PROVIDED, HOWEVER, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

                  SECTION 7.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

                  (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available to any individual or group of individuals pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; PROVIDED, HOWEVER, that the Committee may, in its discretion, establish another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; PROVIDED, HOWEVER, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option being canceled.

                                  ARTICLE VIII
                                  ------------

                                  MISCELLANEOUS
                                  -------------

                  SECTION 8.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

                  This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

                  SECTION 8.2 NO RIGHT TO CONTINUED EMPLOYMENT.

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

                  SECTION 8.3 CONSTRUCTION OF LANGUAGE.

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

                  SECTION 8.4 GOVERNING LAW.

                  The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable OTS Regulations as well as the applicable regulations of the Office of the Comptroller of the Currency and the Federal Reserve Board.

                  SECTION 8.5 HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                  SECTION 8.6 NON-ALIENATION OF BENEFITS.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

                  SECTION 8.7 TAXES.

                  The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld under applicable law.

                  SECTION 8.8 NOTICES.

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                  (a) If to the Committee:

                      Bridge Street Financial, Inc.
                      44 East Bridge Street
                      Oswego, New York  13126

                      Attention:  CORPORATE SECRETARY

                  (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

                  SECTION 8.9 REQUIRED REGULATORY PROVISIONS.

                  The grant and settlement of Options under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

                  SECTION 8.10 APPROVAL OF SHAREHOLDERS.

                  The Plan shall not be effective or implemented prior to January 4, 2004 unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, in which case the Plan shall be effective as of the later of (a) July 3, 2003 or
(b) the date of such approval. If not effective prior to such one year anniversary, the Plan shall be effective on such later date as is specified by the Board. No Option shall be granted prior to the date on which the Plan becomes effective.

                                   ARTICLE IX
                                   ----------

          ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
          -------------------------------------------------------------

                  SECTION 9.1 ACCELERATED VESTING UPON RETIREMENT.

                  Notwithstanding anything in the Plan to the contrary, but subject to section 9.2, in the event of an Option holder's Retirement, all Options granted to the Option holder under the Plan on the date of the Option holder's Retirement shall, to the extent not already exercisable, become exercisable on the date of the Option holder's Retirement.

                  SECTION 9.2 NO EFFECT PRIOR TO SHAREHOLDER APPROVAL.

                  Notwithstanding anything contained in this Article IX to the contrary, the provisions of this Article IX shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after January 3, 2004.

                                                                      APPENDIX B
                                                                      ----------









                          BRIDGE STREET FINANCIAL, INC.
                       2003 RECOGNITION AND RETENTION PLAN






                             ----------------------






                          EFFECTIVE AS OF JULY 24, 2003


                                TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----


                                    Article I

                                     Purpose


Section 1.1       General Purpose of the Plan...................................................................B-5


                                   Article II

                                   Definitions


Section 2.1       Award.........................................................................................B-5
Section 2.2       Award Notice..................................................................................B-5
Section 2.3       Bank..........................................................................................B-5
Section 2.4       Beneficiary...................................................................................B-5
Section 2.5       Board.........................................................................................B-5
Section 2.6       Change of Control.............................................................................B-5
Section 2.7       Code..........................................................................................B-7
Section 2.8       Committee.....................................................................................B-7
Section 2.9       Company.......................................................................................B-7
Section 2.10      Disability....................................................................................B-7
Section 2.11      Disinterested Board Member....................................................................B-7
Section 2.12      Effective Date................................................................................B-7
Section 2.13      Eligible Director.............................................................................B-7
Section 2.14      Eligible Employee.............................................................................B-7
Section 2.15      Employer......................................................................................B-7
Section 2.16      Exchange Act..................................................................................B-8
Section 2.17      OTS Regulations...............................................................................B-8
Section 2.18      Fund..........................................................................................B-8
Section 2.19      Funding Agent.................................................................................B-8
Section 2.20      Funding Agreement.............................................................................B-8
Section 2.21      Person........................................................................................B-8
Section 2.22      Plan..........................................................................................B-8
Section 2.23      Retirement....................................................................................B-8
Section 2.24      Share.........................................................................................B-8


                                   Article III

                           Shares Available Under Plan


Section 3.1       Shares Available Under Plan...................................................................B-9


                                      B-2


                                   Article IV

                                 Administration


Section 4.1       Committee.....................................................................................B-9
Section 4.2       Committee Action..............................................................................B-9
Section 4.3       Committee Responsibilities...................................................................B-10


                                    Article V

                                    The Fund


Section 5.1       Contributions................................................................................B-10
Section 5.2       The Fund.....................................................................................B-10
Section 5.3       Investments..................................................................................B-10


                                   Article VI

                                     Awards


Section 6.1       To Eligible Directors........................................................................B-11
Section 6.2       To Eligible Employees........................................................................B-11
Section 6.3       Awards in General............................................................................B-11
Section 6.4       Share Allocations............................................................................B-11
Section 6.5       Dividend Rights..............................................................................B-12
Section 6.6       Voting Rights................................................................................B-12
Section 6.7       Tender Offers................................................................................B-13
Section 6.8       Limitations on Awards........................................................................B-13


                                   Article VII

                                     Vesting


Section 7.1       Vesting of Awards............................................................................B-14
Section 7.2       Designation of Beneficiary...................................................................B-15
Section 7.3       Manner of Distribution.......................................................................B-15
Section 7.4       Taxes........................................................................................B-16



                                      B-3




                                  Article VIII

                            Amendment and Termination


Section 8.1       Termination..................................................................................B-16
Section 8.2       Amendment....................................................................................B-16
Section 8.3       Adjustments in the Event of a Business Reorganization........................................B-16


                                   Article IX

                                  Miscellaneous


Section 9.1       Status as an Employee Benefit Plan...........................................................B-17
Section 9.2       No Right to Continued Employment.............................................................B-17
Section 9.3       Construction of Language.....................................................................B-17
Section 9.4       Governing Law................................................................................B-17
Section 9.5       Headings.....................................................................................B-18
Section 9.6       Non-Alienation of Benefits...................................................................B-18
Section 9.7       Notices......................................................................................B-18
Section 9.8       Required Regulatory Provisions...............................................................B-18
Section 9.9       Approval of Shareholders.....................................................................B-19


                                    Article X

                           Additional Provisions Subject to Further Shareholder Approval


Section 10.1      Accelerated Vesting Upon Retirement..........................................................B-19
Section 10.2      No Effect Prior to Stockholder Approval......................................................B-19


                          BRIDGE STREET FINANCIAL, INC.
                       2003 RECOGNITION AND RETENTION PLAN


                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------


                  SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

                  The purpose of the Plan is to promote the growth and profitability of Bridge Street Financial, Inc. and its affiliated companies and to provide eligible directors, certain key officers and employees of Bridge Street Financial, Inc. and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Bridge Street Financial, Inc. and its affiliated companies.

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------


         The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

         SECTION 2.1 AWARD means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

         SECTION 2.2 AWARD NOTICE means, with respect to a particular Award, a written instrument signed by the Company and the Awards recipient evidencing the granting of the Award and establishing the terms and conditions thereof.

         SECTION 2.3 BANK means Oswego County National Bank and any successor thereto.

         SECTION 2.4 BENEFICIARY means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.2 to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

         SECTION 2.5 BOARD means the Board of Directors of the Company.

         SECTION 2.6 CHANGE OF CONTROL means any of the following events:

               (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                    (i) at least 51% of the equity ownership interests of the
               entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

                    (ii) at least 51% of the securities entitled to vote
               generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

               (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

               (c) a complete liquidation or dissolution of the Company;

               (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Company do not belong to any of the following groups:

                    (i) individuals who were members of the board of directors of the Company on the Effective Date; or

                    (ii) individuals who first became members of the board of
               directors of the Company after the Effective Date either:

                         (A) upon election to serve as a member of the board of
                    Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                         (B) upon election by the shareholders of the Company to
                    serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

               PROVIDED, HOWEVER, that such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the board of directors of the Company;

               (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.6(a), (b), (c) or (d); or

               (f) any event which would be described in section 2.6(a), (b),
          (c), (d) or (e) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

         SECTION 2.7 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

         SECTION 2.8 COMMITTEE means the Committee described in section 4.1.

         SECTION 2.9 COMPANY means Bridge Street Financial, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

         SECTION 2.10 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

         SECTION 2.11 DISINTERESTED BOARD MEMBER means a member of the Board who
(a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or
(b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

         SECTION 2.12 EFFECTIVE DATE means July 24, 2003.

         SECTION 2.13 ELIGIBLE DIRECTOR means a member of the board of directors of an Employer who is not also an employee of any Employer.

         SECTION 2.14 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of the Employer and selects to receive an Award pursuant to the Plan.

         SECTION 2.15 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board of Directors of the Company, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

         SECTION 2.16 EXCHANGE ACT means the Securities and Exchange Act of 1934, as amended.

         SECTION 2.17 OTS REGULATIONS means the rules and regulations of the Office of Thrift Supervision.

         SECTION 2.18 FUND means the corpus (consisting of contributions paid over to the Funding Agent, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Funding Agent under the Funding Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

         SECTION 2.19 FUNDING AGENT means the trustee or custodian of the Fund from time to time in office. The Funding Agent shall serve as Funding Agent until it is removed or resigns from office and is replaced by a successor Funding Agent or Funding Agents appointed by Bridge Street Financial, Inc.

         SECTION 2.20 FUNDING AGREEMENT means the agreement between Bridge Street Financial, Inc. and the Funding Agent therein named or its successor pursuant to which the Fund shall be held in trust or custody.

         SECTION 2.21 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

         SECTION 2.22 PLAN means the Bridge Street Financial, Inc. 2003 Recognition and Retention Plan as amended from time to time.

         SECTION 2.23 RETIREMENT means with respect to an Eligible Employee, termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

         SECTION 2.24 SHARE means a share of common stock of Bridge Street Financial, Inc., par value $.01 per share.

                                  ARTICLE III
                                  -----------

                           SHARES AVAILABLE UNDER PLAN
                           ---------------------------


         SECTION 3.1 SHARES AVAILABLE UNDER PLAN.

               (a) The maximum number of Shares available for Awards under the Plan shall be 60,429, subject to adjustment pursuant to section 8.3.

               (b) An aggregate maximum of 18,128 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Directors, and a maximum of 3,021 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Director; PROVIDED, HOWEVER, that the limitations of this Section 3.1(b) shall only apply to Awards granted prior to January 3, 2004.

               (c) An aggregate maximum of 60,429 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Employees, and a maximum of 15,107 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Employee; PROVIDED, HOWEVER, that the limitations of this Section 3.1(c) shall only apply to Awards granted prior to January 3, 2004.

                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------


         SECTION 4.1 COMMITTEE.

         The Plan shall be administered by the members of the Personnel and Compensation Committee of Bridge Street Financial, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

         SECTION 4.2 COMMITTEE ACTION.

         The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Chair of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

         SECTION 4.3 COMMITTEE RESPONSIBILITIES.

         Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

               (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

               (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

               (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                   ARTICLE V
                                   ---------

                                    THE FUND
                                    --------


         SECTION 5.1 CONTRIBUTIONS.

         Bridge Street Financial, Inc. shall contribute, or cause to be contributed, to the Fund, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

         SECTION 5.2 THE FUND.

         The Fund shall be held and invested under the Funding Agreement with the Funding Agent. The provisions of the Funding Agreement shall include provisions conferring powers on the Funding Agent as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Funding Agent at any time in office.

         SECTION 5.3 INVESTMENTS.

         The Funding Agent shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Funding Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the Fund be used to purchase more than 60,429 Shares (subject to adjustment pursuant to section 8.3). Notwithstanding the immediately preceding sentence, the Funding Agent may temporarily invest the Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Funding Agent may retain the Trust Fund uninvested or may sell assets of the Fund to provide amounts required for purposes of the Plan.

                                   ARTICLE VI
                                   ----------

                                     AWARDS
                                     ------


         SECTION 6.1 TO ELIGIBLE DIRECTORS.

         Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Director may be granted an Award shall be determined by the Committee in its discretion; PROVIDED, HOWEVER, that in no event shall the number of Shares allocated to an Eligible Director in an Award exceed the number of Shares then held in the Fund and not allocated in connection with other Awards.

         SECTION 6.2 TO ELIGIBLE EMPLOYEES.

         Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; PROVIDED, HOWEVER, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

         SECTION 6.3 AWARDS IN GENERAL.

         Any Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

               (a) specify the number of Shares covered by the Award;

               (b) specify the date of grant of the Award;

               (c) specify the dates on which such Shares shall become vested;
          and

               (d) contain such other terms and conditions not inconsistent with the Plan as the Board or Committee may, in its discretion, prescribe.

         SECTION 6.4 SHARE ALLOCATIONS.

         Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Funding Agent of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Funding Agent shall reflect that such number of Shares have been awarded to such Award recipient.

         SECTION 6.5 DIVIDEND RIGHTS.

               (a) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any cash dividends or distributions declared and paid with respect to Shares subject to the Award that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with such Award shall be promptly paid to and retained by such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent.

               (b) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in property other than cash with respect to Shares shall be subject to the same vesting and other restrictions as the Shares to which the Award relates. Any such dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent or, in the case of a stock dividend, used for future Awards.

         SECTION 6.6 VOTING RIGHTS.

               (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to exercise, or direct the exercise of, all voting rights appurtenant to unvested Shares related to such Award. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

               (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Funding Agent in such manner as the Committee shall direct to reflect the voting directions given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

               (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee who is not the record holder of the Shares relating to his or her Award all annual reports, proxy materials and other information furnished by Bridge Street Financial, Inc., or by any proxy solicitor, to the holders of Shares.

         SECTION 6.7 TENDER OFFERS.

               (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to respond, or to direct the response, with respect to the Shares related to such Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

               (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Funding Agent in such manner as the Committee shall direct to reflect the responses given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

               (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

         SECTION 6.8 LIMITATIONS ON AWARDS.

               (a) No Award shall be granted under the Plan prior to the later of the date on which the Plan is approved by shareholders pursuant to section 9.9 or July 3, 2003;

               (b) No Award granted under the Plan prior to January 3, 2004 shall become vested more rapidly than under the following schedule:

                    (i) prior to the first anniversary of the Effective Date, no part of any Award shall be vested in the absence of the death or Disability of the Award recipient or upon a Change of Control;

                    (ii) on and after the first anniversary of the Effective
               Date and prior to the second anniversary of the Effective Date, an Award will be vested as to a maximum of twenty percent (20%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control;

                    (iii) on and after the second anniversary of the Effective
               Date and prior to the third anniversary of the Effective Date, an Award may be vested as to a maximum of forty percent (40%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control;

                    (iv) on and after the third anniversary of the Effective
               Date and prior to the fourth anniversary of the Effective Date, an Award may be vested as to a maximum of sixty percent (60%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control;

                    (v) on and after the fourth anniversary of the Effective
               Date and prior to the fifth anniversary of the Effective Date, an Award may be vested as to a maximum of eighty percent (80%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or upon a Change of Control; and

                    (vi) on and after the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.9, the Award may be vested as to one hundred percent (100%) of the Shares subject to the Award when granted; and

                    (vii) an Award may become fully vested on the date of the
               Award holder's death, Disability or upon a Change of Control without regard to the time expired from and after the Effective Date.

               (c) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award and held in the Trust shall be distributable, during the lifetime of the Recipient, only to the Recipient.

                                  ARTICLE VII
                                  -----------

                                     VESTING
                                     -------


         SECTION 7.1 VESTING OF AWARDS.

         Subject to the terms and conditions of the Plan, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award, Shares subject to each Award granted to an Eligible Director or Eligible Employee under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested on the first anniversary of the date of grant; (ii) an additional twenty percent (20%) of such Shares shall become vested on the second anniversary of the date of grant; (iii) an additional twenty percent (20%) of such Shares shall become vested on the third anniversary of the date of grant; (iv) an additional twenty percent (20%) of such Shares shall become vested on the fourth anniversary of the date of grant; (v) an additional twenty percent (20%) of such Shares shall become vested on the fifth anniversary of the date of grant; and provided, further, an Award shall become 100% vested upon the Award recipient's death, Disability or upon the occurrence of a Change of Control.

         SECTION 7.2 DESIGNATION OF BENEFICIARY.

         An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

         SECTION 7.3 MANNER OF DISTRIBUTION.

               (a) Except as provided in section 7.3(b), as soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Funding Agent to the Award holder and shall cause the Funding Agent to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

               (b) The Committee may, in its discretion, cause the transfer to an Award recipient of record ownership of the Shares subject to such Award that have not yet vested. Any such Shares shall be held in certificated form only, and the certificate therefor shall bear the following or a substantially similar legend:

                  The securities evidenced hereby are subject to the terms of an Award Notice dated [DATE] between the issuer and [NAME OF AWARD RECIPIENT] pursuant to the Bridge Street Financial, Inc. 2003 Recognition and Retention Plan, a copy of which is on file with the issuer and may be inspected at the issuer's executive offices at 44 East Bridge Street, Oswego, New York 13126. No sale, transfer, hypothecation or other disposition of these securities may be made except in compliance with the terms of such Award Notice and the terms of the Plan.

               (c) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any

          Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or
          (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

         SECTION 7.4 TAXES.

         The Company, the Committee or the Funding Agent shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                  ARTICLE VIII
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------


         SECTION 8.1 TERMINATION.

         The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; PROVIDED, HOWEVER, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Funding Agent shall make distributions from the Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Fund, if any, to Bridge Street Financial, Inc.

         SECTION 8.2 AMENDMENT.

         The Board may amend or revise the Plan in whole or in part at any time; PROVIDED, HOWEVER, that no such amendment or revision shall alter the stockholder approval standard set forth in Article X as a condition precedent to the effectiveness of Article X or otherwise directly or indirectly give effect to the substance of the provisions of Article X without compliance with the stockholder approval requirement set forth therein.

         SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

               (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Bridge Street Financial, Inc. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held or permitted to be held in the Fund, the number of Shares covered by outstanding Awards, and the number of Shares available as Awards in total or to particular individuals or groups shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, unless the Committee, in its discretion, establishes another appropriate method of adjustment.

               (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Bridge Street Financial, Inc. is not the surviving entity, the Funding Agent shall hold in the Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Funding Agent for the Shares allocated to such Eligible Director or Eligible Employee, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.

                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS
                                  -------------


         SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

         This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

         SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT.

         Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to continue in the service of any Employer. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

         SECTION 9.3 CONSTRUCTION OF LANGUAGE.

         Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

         SECTION 9.4 GOVERNING LAW.

         The Plan shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable OTS Regulations as well as the applicable regulations of the Office of the Comptroller of the Currency and the Federal Reserve Board.

         SECTION 9.5 HEADINGS.

         The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

         SECTION 9.6 NON-ALIENATION OF BENEFITS.

         The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts; PROVIDED, HOWEVER, that any recipient of an Award who makes an election pursuant to section 83(b) of the Code to include the value of the Shares subject to such Award in gross income for federal income purposes when granted rather than when vested shall have the right to margin such Shares to finance the payment of taxes. Any Shares so margined shall nevertheless remain subject to the forfeiture provisions and other terms and conditions of the Award.

         SECTION 9.7 NOTICES.

         Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

               (a) If to the Committee:

                           Bridge Street Financial, Inc.
                           44 East Bridge Street
                           Oswego, New York  13126

                           Attention:  CORPORATE SECRETARY

               (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

         SECTION 9.8 REQUIRED REGULATORY PROVISIONS.

         The making and payment of Awards under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

         SECTION 9.9 APPROVAL OF SHAREHOLDERS.

         The Plan shall not be effective or implemented prior to January 3, 2004 unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company in which case the Plan shall be effective as of the later of (a) July 3, 2003 or (b) the date of such approval. No Award shall be made prior to the date on which the Plan becomes effective.

                                   ARTICLE X
                                   ---------

          ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
          -------------------------------------------------------------


         SECTION 10.1 ACCELERATED VESTING UPON RETIREMENT.

         Notwithstanding anything in the Plan to the contrary, but subject to section 10.2, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award in the event of an Award recipient's Retirement, all Awards granted to the Award recipient under the Plan on the date of the Award recipient's Retirement shall, to the extent not already vested, become vested on the date of the Award recipient's Retirement.

         SECTION 10.2 NO EFFECT PRIOR TO STOCKHOLDER APPROVAL.

         Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held on or after January 3, 2004.

BRIDGE STREET FINANCIAL, INC.                                    REVOCABLE PROXY



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF BRIDGE STREET FINANCIAL, INC. FOR THE SPECIAL
              MEETING OF STOCKHOLDERS TO BE HELD ON JULY 24, 2003.

         The undersigned stockholder of Bridge Street Financial, Inc. hereby appoints Gregory J. Kreis and Paul J. Heins, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Bridge Street Financial, Inc. held of record by the undersigned on May 30, 2003, at the Special Meeting of Stockholders (the "Special Meeting") to be held at 4:00 p.m., Eastern Time, on July 24, 2003, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Special Meeting of Stockholders and Proxy Statement, dated June 20, 2003 and upon such other matters as may properly come before the Special Meeting. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED IN ITEMS 1, 2 AND 3.

            PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS IN ITEMS    I WILL ATTEND SPECIAL MEETING.      |_|
1, 2 AND 3.
                                                                                             Please Mark Your Choice Like This
                                                                                             in Blue or Black Ink.               |X|

------------------------------------------------------------------------------------------------------------------------------------

     1.  Approval of the Bridge Street Financial, Inc. 2003 Stock Option Plan.

                           FOR              AGAINST             ABSTAIN
                           |_|                |_|                 |_|

------------------------------------------------------------------------------------------------------------------------------------

     2.  Approval of the Bridge Street Financial, Inc. 2003 Recognition and
         Retention Plan.

                           FOR              AGAINST             ABSTAIN
                           |_|                |_|                 |_|

------------------------------------------------------------------------------------------------------------------------------------

     3. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the special meeting as may properly come before the special meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the special meeting.

                           FOR              AGAINST             ABSTAIN
                           |_|                |_|                 |_|

------------------------------------------------------------------------------------------------------------------------------------

                                            The undersigned hereby acknowledges receipt of the Notice of Special Meeting of
                                            Stockholders and the Proxy Statement for the Special Meeting dated June 20, 2003.

                                            ________________________________________________________________________________________

                                            ________________________________________________________________________________________
                                                                       Signature(s)

                                            Dated:____________________________________________________________________________, 2003

                                            Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.